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                                 EXHIBIT 11(c)

                            Consent of Ropes & Gray


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                               CONSENT OF COUNSEL

         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 18 to the Registration Statement (Nos. 33-12608 and 811-5059) of The HighMark Group on Form N-1A under the Securities Act of 1933, as amended.

                                        Ropes & Gray

Washington, D.C.
November 8, 1996